[LOGO] Merrill Lynch  Investment Managers                        www.mlim.ml.com

                              Annual Report
                              May 31, 2001

                              Mercury Pan-European
                              Growth Fund

PORTFOLIO INFORMATION

GEOGRAPHIC ALLOCATION

A pie chart illustrating the following percentages
(As a Percentage of Net Assets as of May 31, 2001*)

Belgium                                                                     2.2%
Finland                                                                     3.5%
France                                                                     18.1%
Ireland                                                                     1.6%
Germany                                                                    10.0%
Italy                                                                       9.5%
Netherlands                                                                 6.0%
Spain                                                                       4.1%
Sweden                                                                      3.4%
Switzerland                                                                12.7%
United Kingdom                                                             28.0%
Denmark                                                                     1.2%

* Total may not equal 100%.

WORLDWIDE INVESTMENTS AS OF MAY 31, 2001

Ten Largest                                                           Percent of
Equity Holdings                                                       Net Assets
--------------------------------------------------------------------------------
GlaxoSmithKline PLC                                                      4.0%
--------------------------------------------------------------------------------
Vodafone Group PLC                                                       3.8
--------------------------------------------------------------------------------
BP Amoco PLC                                                             3.7
--------------------------------------------------------------------------------
Nestle SA (Registered Shares)                                            3.4
--------------------------------------------------------------------------------
Shell Transport & Trading Company                                        3.4
--------------------------------------------------------------------------------
Nokia Oyj (Series A)                                                     3.2
--------------------------------------------------------------------------------
TotalFinaElf SA 'B'                                                      3.2
--------------------------------------------------------------------------------
Novartis AG (Registered Shares)                                          3.1
--------------------------------------------------------------------------------
HSBC Holdings PLC                                                        2.4
--------------------------------------------------------------------------------
Tesco PLC                                                                2.3
--------------------------------------------------------------------------------

                                                                      Percent of
Industry Representation                                               Net Assets
--------------------------------------------------------------------------------
Banks                                                                   17.4%
--------------------------------------------------------------------------------
Pharmaceuticals                                                         12.1
--------------------------------------------------------------------------------
Oil & Gas                                                               11.9
--------------------------------------------------------------------------------
Wireless Telecommunication Services                                      6.2
--------------------------------------------------------------------------------
Diversified Financials                                                   5.4
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                   5.4
--------------------------------------------------------------------------------
Insurance                                                                5.2
--------------------------------------------------------------------------------
Communications Equipment                                                 4.3
--------------------------------------------------------------------------------
Media                                                                    3.9
--------------------------------------------------------------------------------
Commercial Services & Supplies                                           3.5
--------------------------------------------------------------------------------


                         May 31, 2001 (2) Mercury Pan-European Growth Fund

DEAR SHAREHOLDER

Fiscal Year in Review

We are pleased to provide you with this annual report to shareholders. For the 12-month period ended May 31, 2001, Mercury Pan-European Growth Fund's Class I, Class A, Class B and Class C Shares had total returns of -19.73%, -19.90%, -20.50% and -20.56%, respectively. This compared with a total return of -17.22% for the unmanaged benchmark Morgan Stanley Capital International (MSCI) Europe Index for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 7-9 of this report to shareholders.)

The high-flying growth stocks that dominated the performance landscape for so long encountered massive selling pressure as value stocks--after a long hiatus--came back in vogue. Particularly hard-hit were telecommunications and technology hardware stocks, with British Telecommunications PLC, Alcatel, Deutsche Telekom AG and Telefonaktiebolaget LM Ericsson AB all losing more than 50% of their value. There was a clear shift in sentiment during this period toward the classically defensive areas, as energy, health care and consumer staples held up relatively well. UK banks also had a strong performing year.

Not surprisingly, stocks that performed particularly well included Diageo PLC, Unilever PLC, AstraZeneca Group PLC and Nestle SA.

During the fiscal year ended May 31, 2001, our growth bias had a significant negative impact on relative returns. We emphasized companies operating in less capital-intensive areas of the market that could benefit from outsourcing, such as software and commercial services. Unfortunately, the market did not reward our overweighted positions in these sectors, with stocks such as SAP AG, Software AG and Cap Gemini SA hurting relative performance. ISS A/S and Hays PLC in the commercial services proved negative contributors as well. Furthermore, we lost ground by our near zero weighting in autos and most other heavy cyclical sectors. Finally, our bias toward profitable retail banks and against universal banks with investment banking ambitions proved to be detrimental to performance as the latter performed surprisingly better than the former in spite of inferior fundamentals.

On the positive side, stock selection in the energy sector proved helpful with stocks such as TotalFinaElf SA, Shell Transport & Trading Company and oil services speciality equipment manufacturer IHC Caland NV performing well. Hotel, restaurant and leisure stocks were a strong sector as well, with hotel chain Accor SA and upmarket tour operator Kuoni Reisen Holdings AG adding relative performance.

We have maintained the Portfolio's growth bias. However, companies that seriously disappointed us such as Zurich Financial were sold. Our exposure to technology hardware equipment was reduced significantly and in a timely manner (especially for telecommunication equipment), while the energy, pharmaceutical and financial sectors were increased selectively.


                         May 31, 2001 (3) Mercury Pan-European Growth Fund

Economic Review

During the year ended May 31, 2001, the euro traded between $0.85 and $0.95, but was very volatile within this range. The currency touched an all-time low of just over $0.82 on October 26, 2000, only to rebound to $0.95 early in 2001. By May 31, 2001, negative sentiment and concern over the slowing of the European economies had pushed the currency down to $0.85 again, for a net loss over the full year of about 5%. Clearly, this was detrimental to dollar-based investors.

Significant tax cuts were passed in Germany, France and Italy in 2000. This should ultimately prove supportive for economic growth, however, it does not appear to have had a major impact as of yet. Flagging consumer and business confidence in Europe, coupled with quickly decelerating global economy, have proven to be forces too powerful for European economies to avoid. Furthermore, the European Central Bank (ECB) was the last central bank to cut interest rates, contributing with a tepid 25 basis point (0.25%) cut in May. Inflationary pressures caused by energy and food prices, coupled with the weak euro, have contributed to caution with respect to embarking on a path of looser monetary policy.

Market Review

Extremely difficult conditions, characterized by high volatility and violent shifts in investor sentiment buffeted the European equity markets this past year. Concern turned to fear, and entire sectors were punished. Technology hardware and equipment fell 52.5%, with telecommunication services not far behind, down 49.6% for the year. The best-performing sector in this environment was food, beverage and tobacco, up 12.7%. Other bright spots were in materials and health care.

A country-by-country overview does not yield much positive news, with only three of the 15 countries in the MSCI Europe Index in positive territory for the year (Norway, Austria and Ireland). Sweden and Finland with their relatively large telecoms industries were hardest hit, down 45.8% and 43.6% respectively. The large markets were not spared, with France falling 20.7% and Germany down 21.8%.

Corporate activity started at a high level, but tapered off significantly as investors worried about the high level of equity and debt issuances, particularly in the telecoms sector.

Outlook

While recent economic performance in Europe has been disappointing, fiscal stimulus in the form of tax cuts in Germany, France and Italy is currently working its way into the real economy. Furthermore, the recent drop in the euro should provide an additional boost to exports. And while inflation in the Eurozone is above the 2% rate targeted by the ECB, there are indications that prices have stabilized more recently. These positive elements bode well for medium-term macroeconomic developments.


                         May 31, 2001 (4) Mercury Pan-European Growth Fund

The introduction of euro notes and coins on January 1, 2002 will likely also provide a boost to economic activity. It is estimated that between (euro)500 billion and (euro)1.1 trillion worth of pesetas, lira, francs and other currencies currently circulate in the informal cash economy. With these legacy currencies effectively becoming worthless by February 28, 2002, there is some speculation that an additional spending spree will take place in Europe during the next eight months. Construction spending in France and Spain has been very strong recently. Furthermore, nearer the "expiration date," consumers not wishing to convert cash in banks may embark on an unprecedented spending spree, benefiting the luxury goods, hotel, travel and restaurant businesses.

While there are still near-term concerns that European growth and earnings will be subdued, the longer-term picture remains bright. A burgeoning equity culture is developing, and Europe still has significant room for further regulatory, tax and labor reform.

Against this backdrop, we will remain fully invested, focusing on larger, higher-quality European companies that we believe will benefit from positive developments in Europe.

In Conclusion

We thank you for your investment in Mercury Pan-European Growth Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Jeffrey Peek                                  /s/ Olivier Rudigoz

Jeffrey Peek                                      Olivier Rudigoz
President and Director                            Portfolio Manager

July 9, 2001


                         May 31, 2001 (5) Mercury Pan-European Growth Fund

IMPORTANT TAX INFORMATION

The following information summarizes all per share distributions paid by Mercury Pan-European Growth Fund during the year ended May 31, 2001.

--------------------------------------------------------------------------------
                                  Domestic      Foreign      Total     Foreign
          Record      Payable  Non-Qualifying   Source     Ordinary  Withholding
           Date        Date        Income       Income      Income       Tax
--------------------------------------------------------------------------------
Class I   12/12/00   12/18/00     $.102070      $.038643   $.140713    $.038252
--------------------------------------------------------------------------------
Class A   12/12/00   12/18/00     $.071311      $.026998   $.098309    $.038252
--------------------------------------------------------------------------------
Class B   12/12/00   12/18/00     $.005025      $.001902   $.006927    $.038252
--------------------------------------------------------------------------------
Class C   12/12/00   12/18/00           --            --         --          --
--------------------------------------------------------------------------------

The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends and/or interest received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign source taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.


                         May 31, 2001 (6) Mercury Pan-European Growth Fund

FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


                         May 31, 2001 (7) Mercury Pan-European Growth Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class I, Class A, Class B & Class C Shares

A line graph depicting the growth of an investment in the Fund's Class I, Class A, Class B & Class C Shares compared to growth of an investment in the MSCI Europe Index. Beginning and ending values are:

                                                          10/30/98**     5/01

Mercury Pan-European Growth Fund+--
Class I Shares*                                           $ 9,475        $ 9,017
Mercury Pan-European Growth Fund+--
Class A Shares*                                           $ 9,475        $ 8,966
Mercury Pan-European Growth Fund+--
Class B Shares*                                           $10,000        $ 9,005
Mercury Pan-European Growth Fund+--
Class C Shares*                                           $10,000        $ 9,268
MSCI Europe Index++                                       $10,000        $10,006

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
 + The Fund invests all of its assets in Mercury Master Pan-European Growth Portfolio of Mercury Master Trust. The Portfolio invests primarily in stocks of companies located in European countries that its management believes are undervalued or have good prospects for earnings growth.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in developed European countries. Past performance is not predictive of future results.


                         May 31, 2001 (8) Mercury Pan-European Growth Fund

FUND PERFORMANCE DATA (CONCLUDED)

AVERAGE ANNUAL TOTAL RETURN
================================================================================
                                                        % Return       % Return
                                                      Without Sales   With Sales
Class I Shares*                                          Charge        Charge**
--------------------------------------------------------------------------------
Year Ended 3/30/01                                        -25.71%       -29.61%
--------------------------------------------------------------------------------
Inception (10/30/98) through 3/30/01                       -2.87         -5.01
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

================================================================================
                                                        % Return       % Return
                                                      Without Sales   With Sales
Class A Shares*                                          Charge        Charge**
--------------------------------------------------------------------------------
Year Ended 3/30/01                                        -25.89%       -29.78%
--------------------------------------------------------------------------------
Inception (10/30/98) through 3/30/01                       -3.10         -5.24
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                         % Return      % Return
                                                          Without         With
Class B Shares*                                             CDSC          CDSC**
--------------------------------------------------------------------------------
Year Ended 3/30/01                                        -26.47%       -29.41%
--------------------------------------------------------------------------------
Inception (10/30/98) through 3/30/01                       -3.85         -5.03
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                         % Return      % Return
                                                          Without         With
Class C Shares*                                             CDSC          CDSC**
--------------------------------------------------------------------------------
Year Ended 3/30/01                                        -26.49%       -27.23%
--------------------------------------------------------------------------------
Inception (10/30/98) through 3/30/01                       -3.84         -3.84
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

RECENT PERFORMANCE RESULTS*
================================================================================
                          6 Month             12 Month          Since Inception
As of May 31, 2001     Total Return         Total Return         Total Return
--------------------------------------------------------------------------------
Class I                   -10.34%              -19.73%              -4.83%
--------------------------------------------------------------------------------
Class A                   -10.43               -19.90               -5.39
--------------------------------------------------------------------------------
Class B                   -10.75               -20.50               -7.22
--------------------------------------------------------------------------------
Class C                   -10.81               -20.56               -7.32
--------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 10/30/98.


                         May 31, 2001 (9) Mercury Pan-European Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

As of May 31, 2001

MERCURY PAN-EUROPEAN GROWTH FUND

Assets:
Investment in Mercury Master Pan-European Growth Portfolio,
  at value (identified cost--$321,734,305)                                            $ 321,267,687
Prepaid registration fees                                                                   132,940
                                                                                      -------------
Total assets                                                                            321,400,627
                                                                                      -------------
---------------------------------------------------------------------------------------------------
Liabilities:

Payables:
  Distributor                                                        $     242,281
  Administrator                                                             62,169          304,450
                                                                     -------------
Accrued expenses                                                                            130,203
                                                                                      -------------
Total liabilities                                                                           434,653
                                                                                      -------------
---------------------------------------------------------------------------------------------------
Net Assets:

Net assets                                                                            $ 320,965,974
                                                                                      =============
---------------------------------------------------------------------------------------------------
Net Assets Consist of:

Class I Shares of Common Stock, $.0001 par value, 100,000,000
  shares authorized                                                                   $         264
Class A Shares of Common Stock, $.0001 par value, 100,000,000
  shares authorized                                                                             362
Class B Shares of Common Stock, $.0001 par value, 100,000,000
  shares authorized                                                                           2,027
Class C Shares of Common Stock, $.0001 par value, 100,000,000
  shares authorized                                                                             847
Paid-in capital in excess of par                                                        336,164,208
Accumulated investment loss--net                                                            (60,069)
Accumulated realized capital losses on investments and foreign
  currency transactions from the Portfolio--net                                         (13,645,497)
Accumulated distributions in excess of realized capital gains on investments and foreign currency transactions from the
  Portfolio--net                                                                         (1,029,550)
Unrealized depreciation on investments and foreign currency
  transactions from the Portfolio--net                                                     (466,618)
                                                                                      -------------
Net assets                                                                            $ 320,965,974
                                                                                      =============
---------------------------------------------------------------------------------------------------
Net Asset Value:

Class I--Based on net assets of $24,381,797 and 2,640,409 shares
  outstanding                                                                         $        9.23
                                                                                      =============
Class A--Based on net assets of $33,424,985 and 3,621,988 shares
  outstanding                                                                         $        9.23
                                                                                      =============
Class B--Based on net assets of $185,557,828 and 20,268,015 shares
  outstanding                                                                         $        9.16
                                                                                      =============
Class C--Based on net assets of $77,601,364 and 8,467,407 shares
  outstanding                                                                         $        9.16
                                                                                      =============
---------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


                         May 31, 2001 (10) Mercury Pan-European Growth Fund

STATEMENT OF OPERATIONS

For the Year Ended May 31, 2001

MERCURY PAN-EUROPEAN GROWTH FUND

Investment Income:

Investment income allocated from the Portfolio (net of $928,608
  foreign withholding tax)                                                        $  7,265,331
Expenses allocated from the Portfolio                                               (3,834,294)
                                                                                  ------------
Net investment income from the Portfolio                                             3,431,037
                                                                                  ------------
----------------------------------------------------------------------------------------------

Expenses:

Account maintenance and distribution fees--Class B                $  2,459,515
Administration fee                                                   1,086,474
Account maintenance and distribution fees--Class C                   1,063,482
Transfer agent fees--Class B                                           256,110
Registration fees                                                      152,085
Account maintenance fees--Class A                                      119,313
Printing and shareholder reports                                       118,881
Transfer agent fees--Class C                                           113,639
Transfer agent fees--Class A                                            39,711
Professional fees                                                       37,128
Transfer agent fees--Class I                                            28,922
Accounting services                                                      1,626
Other                                                                    6,730
                                                                  ------------
Total expenses                                                                       5,483,616
                                                                                  ------------
Investment loss--net                                                                (2,052,579)
                                                                                  ------------
----------------------------------------------------------------------------------------------

Realized & Unrealized Loss from the Portfolio--Net:

Realized loss from the Portfolio on:
  Investments--net                                                 (11,124,699)
  Foreign currency transactions--net                                  (335,422)    (11,460,121)
                                                                  ------------
Change in unrealized appreciation/depreciation on investments
  and foreign currency transactions from the Portfolio--net                        (79,700,297)
                                                                                  ------------
Net Decrease in Net Assets Resulting from Operations                              $(93,212,997)
                                                                                  ============
----------------------------------------------------------------------------------------------

See Notes to Financial Statements.


                         May 31, 2001 (11) Mercury Pan-European Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

MERCURY PAN-EUROPEAN GROWTH FUND

                                                                        For the Year Ended May 31,
                                                                      ------------------------------
 Increase (Decrease) in Net Assets:                                       2001             2000
 ---------------------------------------------------------------------------------------------------
 Operations:

 Investment loss--net                                                 $  (2,052,579)   $  (2,867,152)
 Realized gain (loss) on investments and foreign currency
   transactions from the Portfolio--net                                 (11,460,121)         119,852
 Change in unrealized appreciation/depreciation on investments
   and foreign currency transactions from the Portfolio--net            (79,700,297)      75,497,598
                                                                      ------------------------------
 Net increase (decrease) in net assets resulting from operations        (93,212,997)      72,750,298
                                                                      ------------------------------
 ---------------------------------------------------------------------------------------------------

 Dividends & Distributions to Shareholders:

 In excess of investment income--net:
   Class I                                                                       --         (319,718)
   Class A                                                                       --         (438,153)
   Class B                                                                       --         (897,376)
   Class C                                                                       --         (358,303)
 Realized gain on investments from the Portfolio--net:
   Class I                                                                       --         (353,344)
   Class A                                                                       --         (628,989)
   Class B                                                                       --       (2,829,357)
   Class C                                                                       --       (1,321,333)
 In excess of realized gain on investments from the Portfolio--net:
   Class I                                                                 (449,806)              --
   Class A                                                                 (421,204)              --
   Class B                                                                 (158,540)              --
   Class C                                                                       --               --
                                                                      ------------------------------
 Net decrease in net assets resulting from dividends
   and distributions to shareholders                                     (1,029,550)      (7,146,573)
                                                                      ------------------------------
 ---------------------------------------------------------------------------------------------------

 Capital Share Transactions:

 Net decrease in net assets derived from capital
   share transactions                                                  (100,848,507)    (101,982,761)
                                                                      ------------------------------
 ---------------------------------------------------------------------------------------------------

 Net Assets:

 Total decrease in net assets                                          (195,091,054)     (36,379,036)
 Beginning of year                                                      516,057,028      552,436,064
                                                                      ------------------------------
 End of year*                                                         $ 320,965,974    $ 516,057,028
                                                                      ==============================
 ---------------------------------------------------------------------------------------------------

*Accumulated investment loss--net                                     $     (60,069)   $          --
                                                                      ==============================
 ---------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


                         May 31, 2001 (12) Mercury Pan-European Growth Fund

FINANCIAL HIGHLIGHTS

MERCURY PAN-EUROPEAN GROWTH FUND

The following per share data and ratios have been derived from information provided in the financial statements.

                                                               Class I
                                              ---------------------------------------------
                                                        For the
                                                  Year Ended May 31,        For the Period
                                              --------------------------    Oct. 30, 1998+
Increase (Decrease) in Net Asset Value:          2001            2000       to May 31, 1999
-------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period          $    11.65      $    10.31         $    10.00
                                              ---------------------------------------------
Investment income--net                               .04++           .04++              .08
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions from the Portfolio--net             (2.32)           1.51                .23
                                              ---------------------------------------------
Total from investment operations                   (2.28)           1.55                .31
                                              ---------------------------------------------
Less dividends and distributions:
  In excess of investment income--net                 --            (.10)                --
  Realized gain on investments from the
    Portfolio--net                                    --            (.11)                --
  In excess of realized gain on investments
    from the Portfolio--net                         (.14)             --                 --
                                              ---------------------------------------------
Total dividends and distributions                   (.14)           (.21)                --
                                              ---------------------------------------------
Net asset value, end of period                $     9.23      $    11.65         $    10.31
                                              =============================================
-------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share               (19.73%)         14.99%              3.10%@
                                              =============================================
-------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses+++                                        1.29%           1.24%              1.41%*
                                              =============================================
Investment income--net                              .37%            .36%              1.42%*
                                              =============================================
-------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)      $   24,382      $   39,657         $   39,781
                                              =============================================
-------------------------------------------------------------------------------------------

  *   Annualized.
 **   Total investment returns exclude the effects of sales charges.
  +   Commencement of operations.
 ++   Based on average shares outstanding.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
  @   Aggregate total investment return.

      See Notes to Financial Statements.


                         May 31, 2001 (13) Mercury Pan-European Growth Fund

MERCURY PAN-EUROPEAN GROWTH FUND

The following per share data and ratios have been derived from information provided in the financial statements.

                                                               Class A
                                              -------------------------------------------
                                                       For the
                                                  Year Ended May 31,      For the Period
                                              --------------------------  Oct. 30, 1998+
Increase (Decrease) in Net Asset Value:          2001            2000     to May 31, 1999
-----------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period          $    11.63      $    10.30       $    10.00
                                              -------------------------------------------
Investment income--net                               .01++           .01++            .07
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions from the Portfolio--net             (2.31)           1.51              .23
                                              -------------------------------------------
Total from investment operations                   (2.30)           1.52              .30
                                              -------------------------------------------
Less dividends and distributions:
  In excess of investment income--net                 --            (.08)              --
  Realized gain on investments from the
    Portfolio--net                                    --            (.11)              --
  In excess of realized gain on investments
    from the Portfolio--net                         (.10)             --               --
                                              -------------------------------------------
Total dividends and distributions                   (.10)           (.19)              --
                                              -------------------------------------------
Net asset value, end of period                $     9.23      $    11.63       $    10.30
                                              ===========================================
-----------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share               (19.90%)         14.69%            3.00%@
                                              ===========================================
-----------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses+++                                        1.54%           1.49%            1.66%*
                                              ===========================================
Investment income--net                              .12%            .08%            1.05%*
                                              ===========================================
-----------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)      $   33,425      $   60,497       $   83,316
                                              ===========================================
-----------------------------------------------------------------------------------------

  *   Annualized.
 **   Total investment returns exclude the effects of sales charges.
  +   Commencement of operations.
 ++   Based on average shares outstanding.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
 ++   Aggregate total investment return.

      See Notes to Financial Statements.


                         May 31, 2001 (14) Mercury Pan-European Growth Fund

MERCURY PAN-EUROPEAN GROWTH FUND

The following per share data and ratios have been derived from information provided in the financial statements.

                                                               Class B
                                              ---------------------------------------------
                                                        For the
                                                  Year Ended May 31,        For the Period
                                              --------------------------    Oct. 30, 1998+
Increase (Decrease) in Net Asset Value:          2001            2000       to May 31, 1999
-------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period          $     11.53      $     10.25      $     10.00
                                              ---------------------------------------------
Investment income (loss)--net                        (.07)++          (.08)++           .02
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions from the Portfolio--net              (2.29)            1.50              .23
                                              ---------------------------------------------
Total from investment operations                    (2.36)            1.42              .25
                                              ---------------------------------------------
Less dividends and distributions:
  In excess of investment income--net                  --             (.03)              --
  Realized gain on investments from the
    Portfolio--net                                     --             (.11)              --
  In excess of realized gain on investments
    from the Portfolio--net                          (.01)              --               --
                                              ---------------------------------------------
Total dividends and distributions                    (.01)            (.14)              --
                                              ---------------------------------------------
Net asset value, end of period                $      9.16      $     11.53      $     10.25
                                              =============================================
-------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share                (20.50%)          13.87%            2.50%@
                                              =============================================
-------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses+++                                         2.31%            2.26%            2.43%*
                                              =============================================
Investment income (loss)--net                       (.63%)           (.69%)            .36%*
                                              =============================================
-------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)      $   185,558      $   288,124      $   286,612
                                              =============================================
-------------------------------------------------------------------------------------------

  *   Annualized.
 **   Total investment returns exclude the effects of sales charges.
  +   Commencement of operations.
 ++   Based on average shares outstanding.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
  @   Aggregate total investment return.

      See Notes to Financial Statements.


                         May 31, 2001 (15) Mercury Pan-European Growth Fund

FINANCIAL HIGHLIGHTS (CONCLUDED)

MERCURY PAN-EUROPEAN GROWTH FUND

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                Class C
                                           -----------------------------------------------
                                                       For the
                                                 Year Ended May 31,        For the Period
                                           -----------------------------    Oct. 30, 1998+
Increase (Decrease) in Net Asset Value:          2001            2000      to May 31, 1999
------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period       $     11.53      $     10.25      $     10.00
                                           ---------------------------------------------
Investment income (loss)--net                     (.07)++          (.08)++           .02
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions from the Portfolio--net           (2.30)            1.50              .23
                                           ---------------------------------------------
Total from investment operations                 (2.37)            1.42              .25
                                           ---------------------------------------------
Less dividends and distributions:
  In excess of investment income--net               --             (.03)              --
  Realized gain on investments from the
    Portfolio--net                                  --             (.11)              --
                                           ---------------------------------------------
Total dividends and distributions                   --             (.14)              --
                                           ---------------------------------------------
Net asset value, end of period             $      9.16      $     11.53      $     10.25
                                           =============================================
----------------------------------------------------------------------------------------

Total Investment Return:**
Based on net asset value per share             (20.56%)          13.82%            2.50%@
                                           =============================================
----------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses+++                                      2.31%            2.26%            2.43%*
                                           =============================================
Investment income (loss)--net                    (.64%)           (.70%)            .35%*
                                           =============================================

----------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)   $    77,601      $   127,779      $   142,727
                                           =============================================
----------------------------------------------------------------------------------------

  *   Annualized.
 **   Total investment returns exclude the effects of sales charges.
  +   Commencement of operations.
 ++   Based on average shares outstanding.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
  @   Aggregate total investment return.

      See Notes to Financial Statements.


                         May 31, 2001 (16) Mercury Pan-European Growth Fund

NOTES TO FINANCIAL STATEMENTS

MERCURY PAN-EUROPEAN GROWTH FUND

(1)   Significant Accounting Policies:

      Mercury Pan-European Growth Fund (the "Fund") is part of Mercury Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Mercury Master Pan-European Growth Portfolio (the "Portfolio") of Mercury Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Portfolio owned by the Fund at May 31, 2001 was 99.9%. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A expenditures). The following is a summary of significant accounting policies followed by the Fund.

      (a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      (b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

      (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.


                         May 31, 2001 (17) Mercury Pan-European Growth Fund

      (d) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

      (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Dividends in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

      (f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.

      (g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $2,327,932 have been reclassified between paid-in capital in excess of par and accumulated net investment loss, $361,830 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $335,422 has been reclassified between accumulated net investment loss and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

(2)   Transactions with Affiliates:

      The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

      The Corporation has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                                   Account          Distribution
                                                Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class A                                               .25%               --
--------------------------------------------------------------------------------
Class B                                               .25%              .75%
--------------------------------------------------------------------------------
Class C                                               .25%              .75%
--------------------------------------------------------------------------------


                         May 31, 2001 (18) Mercury Pan-European Growth Fund

      Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., and selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor, MLPF&S and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor, MLPF&S and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.

      For the year ended May 31, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class I and Class A Shares as follows:

                                                FAMD                  MLPF&S
      --------------------------------------------------------------------------
      Class I                                   $    3                $    65
      --------------------------------------------------------------------------
      Class A                                   $2,320                $42,716
      --------------------------------------------------------------------------

      For the year ended May 31, 2001, MLPF&S received contingent deferred sales charges of $1,431,178 and $18,195 relating to transactions in Class B and Class C Shares, respectively.

      Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

      Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, FAM, PSI, FAMD, FDS, and/or ML & Co.

(3)   Investments:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended May 31, 2001 were $17,292,473 and $124,940,124, respectively.

(4)   Capital Share Transactions:

      Net decrease in net assets derived from capital share transactions were $100,848,507 and $101,982,761 for the years ended May 31, 2001 and May 31,
      2000, respectively.

(5)   Capital Loss Carryforward:

      At May 31, 2001, the Fund had a net capital loss carryforward of approximately $2,492,000, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


                         May 31, 2001 (19) Mercury Pan-European Growth Fund

Transactions in capital shares for each class were as follows:

Class I Shares for the Year Ended
May 31, 2001                                          Shares      Dollar Amount
-------------------------------------------------------------------------------
Shares sold                                             690,069    $  7,657,526
Shares issued to shareholders in reinvestment
  of distributions                                       37,693         401,427
                                                   ----------------------------
Total issued                                            727,762       8,058,953
Shares redeemed                                      (1,491,115)    (15,628,468)
                                                   ----------------------------
Net decrease                                           (763,353)   $ (7,569,515)
                                                   ============================
-------------------------------------------------------------------------------

Class I Shares for the Year Ended
May 31, 2000                                          Shares      Dollar Amount
-------------------------------------------------------------------------------
Shares sold                                           2,199,781    $ 25,444,355
Shares issued to shareholders in reinvestment
  of dividends and distributions                         49,390         577,868
                                                   ----------------------------
Total issued                                          2,249,171      26,022,223
Shares redeemed                                      (2,703,356)    (30,700,632)
                                                   ----------------------------
Net decrease                                           (454,185)   $ (4,678,409)
                                                   ============================
-------------------------------------------------------------------------------

Class A Shares for the Year Ended
May 31, 2001                                          Shares      Dollar Amount
-------------------------------------------------------------------------------
Shares sold                                           1,742,961    $ 17,032,667
Automatic conversion of shares                            2,381          29,000
Shares issued to shareholders in reinvestment
  of distributions                                       33,339         355,396
                                                   ----------------------------
Total issued                                          1,778,681      17,417,063
Shares redeemed                                      (3,359,697)    (34,410,448)
                                                   ----------------------------
Net decrease                                         (1,581,016)   $(16,993,385)
                                                   ============    ============
-------------------------------------------------------------------------------

Class A Shares for the Year Ended
May 31, 2000                                          Shares      Dollar Amount
-------------------------------------------------------------------------------
Shares sold                                             482,270    $  5,502,162
Shares issued to shareholders in reinvestment
  of dividends and distributions                         75,117         878,116
                                                   ----------------------------
Total issued                                            557,387       6,380,278
Shares redeemed                                      (3,446,031)    (38,346,833)
                                                   ----------------------------
Net decrease                                         (2,888,644)   $(31,966,555)
                                                   ============================
-------------------------------------------------------------------------------


                         May 31, 2001 (20) Mercury Pan-European Growth Fund

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

Class B Shares for the Year Ended
May 31, 2001                                          Shares      Dollar Amount
-------------------------------------------------------------------------------
Shares sold                                             906,933    $ 10,053,350
Shares issued to shareholders in reinvestment
  of distributions                                       12,084         128,206
                                                   ----------------------------
Total issued                                            919,017      10,181,556
Automatic conversion of shares                           (2,405)        (29,000)
Shares redeemed                                      (5,646,424)    (59,193,755)
                                                   ----------------------------
Net decrease                                         (4,729,812)   $(49,041,199)
                                                   ============================
-------------------------------------------------------------------------------

Class B Shares for the Year Ended
May 31, 2000                                          Shares      Dollar Amount
-------------------------------------------------------------------------------
Shares sold                                           1,719,545    $ 19,392,147
Shares issued to shareholders in reinvestment
  of dividends and distributions                        265,161       3,083,821
                                                   ----------------------------
Total issued                                          1,984,706      22,475,968
Shares redeemed                                      (4,946,474)    (55,762,145)
                                                   ----------------------------
Net decrease                                         (2,961,768)   $(33,286,177)
                                                   ============================
-------------------------------------------------------------------------------

Class C Shares for the Year Ended
May 31, 2001                                          Shares      Dollar Amount
-------------------------------------------------------------------------------
Shares sold                                             801,386    $  8,557,661
Shares redeemed                                      (3,415,667)    (35,802,069)
                                                   ----------------------------
Net decrease                                         (2,614,281)   $(27,244,408)
                                                   ============================
-------------------------------------------------------------------------------

Class C Shares for the Year Ended
May 31, 2000                                          Shares      Dollar Amount
-------------------------------------------------------------------------------
Shares sold                                             887,587    $ 10,055,386
Shares issued to shareholders in reinvestment
  of dividends and distributions                        121,468       1,413,888
                                                   ----------------------------
Total issued                                          1,009,055      11,469,274
Shares redeemed                                      (3,850,764)    (43,520,894)
                                                   ----------------------------
Net decrease                                         (2,841,709)   $(32,051,620)
                                                   ============================
-------------------------------------------------------------------------------


                         May 31, 2001 (21) Mercury Pan-European Growth Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Mercury Pan-European Growth Fund
(One of the Series constituting Mercury Funds, Inc.):

We have audited the accompanying statement of assets and liabilities of Mercury Pan-European Growth Fund as of May 31, 2001, the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Pan-European Growth Fund as of May 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
July 12, 2001


                         May 31, 2001 (22) Mercury Pan-European Growth Fund

SCHEDULE OF INVESTMENTS

MERCURY MASTER PAN-EUROPEAN GROWTH PORTFOLIO

                                                                            In US Dollars
                                                                       ----------------------
                    Shares                                                         Percent of
Industries           Held               Investments                      Value     Net Assets
---------------------------------------------------------------------------------------------
Banks

France                32,000   +BNP Paribas SA                        $  2,780,128    0.9%
---------------------------------------------------------------------------------------------
Germany               26,646    Bayerische Hypo- und Vereinsbank AG      1,287,354    0.4
                      23,000    Deutsche Bank AG
                                (Registered Shares)                      1,768,178    0.5
                                                                      -----------------------
                                                                         3,055,532    0.9
---------------------------------------------------------------------------------------------
Ireland              527,500    Bank of Ireland                          5,114,927    1.6
---------------------------------------------------------------------------------------------
Italy                940,000    IntescaBCI SpA                           3,497,706    1.1
                     157,500    Rolo Banca 1473 SpA                      2,511,079    0.8
                   1,007,000    Unicredito Italiano SpA                  4,446,908    1.4
                                                                      -----------------------
                                                                        10,455,693    3.3
---------------------------------------------------------------------------------------------
Spain                218,000    Banco Bilbao Vizcaya, SA                 2,974,906    0.9
                     365,147    Banco Santander
                                Central Hispano, SA                      3,481,859    1.1
                                                                      -----------------------
                                                                         6,456,765    2.0
---------------------------------------------------------------------------------------------
Sweden               821,918    Nordbanken Holding AB                    4,580,504    1.4
---------------------------------------------------------------------------------------------
Switzerland            1,200    Julius Baer Holdings Ltd.                4,956,522    1.5
                      24,000    UBS AG (Registered Shares)               3,585,284    1.1
                                                                      -----------------------
                                                                         8,541,806    2.6
---------------------------------------------------------------------------------------------
United Kingdom       190,000    Barclays PLC                             5,708,681    1.8
                     610,462    HSBC Holdings PLC                        7,614,212    2.4
                     166,000    Lloyds TSB Group PLC                     1,650,737    0.5
                                                                      -----------------------
                                                                        14,973,630    4.7
---------------------------------------------------------------------------------------------
                                Total Investments in Banks              55,958,985   17.4
---------------------------------------------------------------------------------------------
Beverages

United Kingdom       406,000    Diageo PLC                               4,383,403    1.4
---------------------------------------------------------------------------------------------
                                Total Investments in Beverages           4,383,403    1.4
---------------------------------------------------------------------------------------------
Chemicals

Germany               65,000    Bayer AG                                 2,581,154    0.8
---------------------------------------------------------------------------------------------
Netherlands          104,500    Akzo Nobel NV                            4,517,284    1.4
---------------------------------------------------------------------------------------------
                                Total Investments in Chemicals           7,098,438    2.2
---------------------------------------------------------------------------------------------


                         May 31, 2001 (23) Mercury Pan-European Growth Fund

                                                                            In US Dollars
                                                                       ----------------------
                    Shares                                                         Percent of
Industries           Held               Investments                      Value     Net Assets
---------------------------------------------------------------------------------------------
Commercial Services & Supplies

Denmark               69,452   +ISS A/S                               $  3,987,093    1.2%
---------------------------------------------------------------------------------------------
Sweden               144,967    Securitas AB (B)                         2,625,653    0.8
---------------------------------------------------------------------------------------------
Switzerland           50,000    Adecco SA (Registered Shares)            2,842,809    0.9
---------------------------------------------------------------------------------------------
United Kingdom       390,000    Hays PLC                                 1,745,207    0.6
---------------------------------------------------------------------------------------------
                                Total Investments in Commercial
                                Services & Supplies                     11,200,762    3.5
---------------------------------------------------------------------------------------------
Communications Equipment

Finland              360,500    Nokia Oyj (Series A)                    10,444,034    3.2
---------------------------------------------------------------------------------------------
France                71,260    Alcatel                                  1,808,979    0.6
---------------------------------------------------------------------------------------------
Sweden               231,910    Telefonaktiebolaget LM Ericsson AB (B)   1,475,515    0.5
---------------------------------------------------------------------------------------------
                                Total Investments in
                                Communications Equipment                13,728,528    4.3
---------------------------------------------------------------------------------------------
Diversified Financials

Belgium              210,000    Fortis (B)                               4,983,888    1.5
---------------------------------------------------------------------------------------------
Germany                6,276    Marschollek, Lautenschlaeger und
                                Partner AG                                 648,984    0.2
                      29,472    Marschollek, Lautenschlaeger und
                                Partner AG (Preferred)                   2,972,676    0.9
                                                                      -----------------------
                                                                         3,621,660    1.1
---------------------------------------------------------------------------------------------
Netherlands          102,307    ING Groep NV                             6,677,087    2.1
---------------------------------------------------------------------------------------------
United Kingdom       119,000    Amvescap PLC                             2,165,548    0.7
---------------------------------------------------------------------------------------------
                                Total Investments in
                                Diversified Financials                  17,448,183    5.4
---------------------------------------------------------------------------------------------
Diversified Telecommunication Services

Finland              100,000    Sonera Oyj                                 866,247    0.3
---------------------------------------------------------------------------------------------
Germany              167,100    Deutsche Telekom AG
                                (Registered Shares)                      3,460,118    1.1
---------------------------------------------------------------------------------------------
Italy                950,000    Olivetti SpA                             1,755,380    0.5
                     475,000    Telecom Italia SpA
                                (Registered Shares)                      2,500,208    0.8
                                                                      -----------------------
                                                                         4,255,588    1.3
---------------------------------------------------------------------------------------------
Spain                429,856   +Telefonica SA                            6,328,689    2.0
---------------------------------------------------------------------------------------------
United Kingdom       340,000    British Telecommunications PLC           2,101,067    0.6
                     102,000    British Telecommunications PLC
                                (Rights)(a)                                193,443    0.1
                                                                      -----------------------
                                                                         2,294,510    0.7
---------------------------------------------------------------------------------------------
                                Total Investments in Diversified
                                Telecommunication Services              17,205,152    5.4
---------------------------------------------------------------------------------------------


                         May 31, 2001 (24) Mercury Pan-European Growth Fund

                                                                            In US Dollars
                                                                       ----------------------
                    Shares                                                         Percent of
Industries           Held               Investments                      Value     Net Assets
---------------------------------------------------------------------------------------------
Electrical Equipment

France                 9,400    Legrand SA                            $  1,896,251    0.6%
---------------------------------------------------------------------------------------------
                                Total Investments in
                                Electrical Equipment                     1,896,251    0.6
---------------------------------------------------------------------------------------------
Food & Drug Retailing

France                30,000    Carrefour SA                             1,640,106    0.5
---------------------------------------------------------------------------------------------
United Kingdom     2,082,000    Tesco PLC                                7,364,646    2.3
---------------------------------------------------------------------------------------------
                                Total Investments in
                                Food & Drug Retailing                    9,004,752    2.8
---------------------------------------------------------------------------------------------
Food Products

Switzerland            5,350    Nestle SA (Registered Shares)           11,075,753    3.4
---------------------------------------------------------------------------------------------
                                Total Investments in Food Products      11,075,753    3.4
---------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure

France               133,000    Accor SA                                 5,425,733    1.7
---------------------------------------------------------------------------------------------
Switzerland            6,000    Kuoni Reisen Holdings AG                 2,357,860    0.7
---------------------------------------------------------------------------------------------
                                Total Investments in Hotels,
                                Restaurants & Leisure                    7,783,593    2.4
---------------------------------------------------------------------------------------------
Household Durables

Netherlands           84,275    Koninklijke (Royal) Philips
                                Electronics NV                           2,310,094    0.7
---------------------------------------------------------------------------------------------
                                Total Investments in
                                Household Durables                       2,310,094    0.7
---------------------------------------------------------------------------------------------
IT Consulting & Services

France                18,194    Cap Gemini SA                            2,098,830    0.7
---------------------------------------------------------------------------------------------
                                Total Investments in
                                IT Consulting & Services                 2,098,830    0.7
---------------------------------------------------------------------------------------------
Industrial Conglomerates

Germany               83,983    Siemens AG                               6,057,758    1.9
---------------------------------------------------------------------------------------------
                                Total Investments in
                                Industrial Conglomerates                 6,057,758    1.9
---------------------------------------------------------------------------------------------
Insurance

France               124,000    Axa                                      3,520,930    1.1
---------------------------------------------------------------------------------------------
Germany               14,500    Allianz AG (Registered Shares)           4,080,346    1.3
---------------------------------------------------------------------------------------------
Italy                 75,000    Assicurazioni Generali                   2,129,595    0.7
---------------------------------------------------------------------------------------------
Sweden               210,000    Skandia Forsakrings AB                   2,223,605    0.7
---------------------------------------------------------------------------------------------


                         May 31, 2001 (25) Mercury Pan-European Growth Fund

                                                                            In US Dollars
                                                                       ----------------------
                    Shares                                                         Percent of
Industries           Held               Investments                      Value     Net Assets
---------------------------------------------------------------------------------------------
Insurance (concluded)

Switzerland            1,750    Schweizerische Rueckversicherungs-
                                Gesellschaft (Registered Shares)      $  3,394,649    1.0%
---------------------------------------------------------------------------------------------
United Kingdom       120,000    Prudential Corporation PLC               1,363,776    0.4
---------------------------------------------------------------------------------------------
                                Total Investments in Insurance          16,712,901    5.2
---------------------------------------------------------------------------------------------
Machinery

Netherlands           32,700   +IHC Caland NV                            1,611,716    0.5
---------------------------------------------------------------------------------------------
                                Total Investments in Machinery           1,611,716    0.5
---------------------------------------------------------------------------------------------
Media

Belgium               39,939    RTL Group                                2,420,439    0.7
---------------------------------------------------------------------------------------------
France                33,800    Societe Television Francaise 1           1,102,982    0.3
                      78,700    Vivendi Universal SA                     5,022,971    1.6
                                                                      -----------------------
                                                                         6,125,953    1.9
---------------------------------------------------------------------------------------------
Netherlands          105,913    VNU NV                                   4,156,439    1.3
---------------------------------------------------------------------------------------------
                                Total Investments in Media              12,702,831    3.9
---------------------------------------------------------------------------------------------
Multi-Utilities

France                80,000    Suez SA                                  2,441,088    0.8
                      86,000    Vivendi Environment                      3,666,548    1.1
---------------------------------------------------------------------------------------------
                                Total Investments in Multi-Utilities     6,107,636    1.9
---------------------------------------------------------------------------------------------
Multiline Retail

France                 9,600    Pinault-Printemps-Redoute SA             1,668,077    0.5
---------------------------------------------------------------------------------------------
                                Total Investments in Multiline Retail    1,668,077    0.5
---------------------------------------------------------------------------------------------
Oil & Gas

France                70,500    TotalFinaElf SA 'B'                     10,272,022    3.2
---------------------------------------------------------------------------------------------
Italy                517,053   +ENI SpA                                  3,330,731    1.0
---------------------------------------------------------------------------------------------
United Kingdom       500,000    BG Group PLC                             1,939,119    0.6
                   1,363,000    BP Amoco PLC                            12,043,648    3.7
                   1,245,000    Shell Transport & Trading Company       10,797,590    3.4
                                                                      -----------------------
                                                                        24,780,357    7.7
---------------------------------------------------------------------------------------------
                                Total Investments in Oil & Gas          38,383,110   11.9
---------------------------------------------------------------------------------------------
Personal Products

France                57,500    L'Oreal SA                               3,728,380    1.2
---------------------------------------------------------------------------------------------
                                Total Investments in
                                Personal Products                        3,728,380    1.2
---------------------------------------------------------------------------------------------


                         May 31, 2001 (26) Mercury Pan-European Growth Fund

SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                            In US Dollars
                                                                       ----------------------
                    Shares                                                         Percent of
Industries           Held               Investments                      Value     Net Assets
---------------------------------------------------------------------------------------------
Pharmaceuticals

France                69,607    Aventis SA                             $ 5,168,303    1.6%
                      35,000    Sanofi-Synthelabo SA                     2,150,785    0.7
                                                                      -----------------------
                                                                         7,319,088    2.3
---------------------------------------------------------------------------------------------
Switzerland          261,000    Novartis AG (Registered Shares)          9,929,348    3.1
                      42,000    Roche Holding AG                         3,172,241    1.0
                                                                      -----------------------
                                                                        13,101,589    4.1
---------------------------------------------------------------------------------------------
United Kingdom       115,000    AstraZeneca Group PLC                    5,432,019    1.7
                     477,564    GlaxoSmithKline PLC                     12,971,532    4.0
                                                                      -----------------------
                                                                        18,403,551    5.7
---------------------------------------------------------------------------------------------
                                Total Investments in Pharmaceuticals    38,824,228   12.1
---------------------------------------------------------------------------------------------
Software

Germany               38,000    SAP AG (Systeme, Anwendungen,
                                Produkte in der Datenverarbeitung)       5,327,336    1.7
                      61,500    Software AG (Registered Shares)          3,914,768    1.2
---------------------------------------------------------------------------------------------
                                Total Investments in Software            9,242,104    2.9
---------------------------------------------------------------------------------------------
Specialty Retail

Spain                 15,180   +Industria de Disenso Textil, SA            236,102    0.1
---------------------------------------------------------------------------------------------
                                Total Investments in Specialty Retail      236,102    0.1
---------------------------------------------------------------------------------------------
Textiles & Apparel

Italy                 62,953    Gucci Group (NY Registered Shares)       5,686,544    1.8
---------------------------------------------------------------------------------------------
                                Total Investments in
                                Textiles & Apparel                       5,686,544    1.8
---------------------------------------------------------------------------------------------
Wireless Telecommunication Services

France                88,200    Bouygues SA                              3,248,249    1.0
---------------------------------------------------------------------------------------------
Italy                746,000    Telecom Italia Mobile (TIM) SpA          4,362,936    1.4
---------------------------------------------------------------------------------------------
United Kingdom     4,790,000    Vodafone Group PLC                      12,333,472    3.8
---------------------------------------------------------------------------------------------
                                Total Investments in Wireless
                                Telecommunication Services              19,944,657    6.2
---------------------------------------------------------------------------------------------
                                Total Investments
                                (Cost--$322,355,109)                   322,098,768  100.3
                                Liabilities in Excess of Other Assets     (830,983)  (0.3)
                                                                      -----------------------
                                Net Assets                            $321,267,785  100.0%
                                                                      =======================
---------------------------------------------------------------------------------------------

(a)   The rights may be exercised until 6/15/2001.
  +   Non-income producing security.

      See Notes to Financial Statements.


                         May 31, 2001 (27) Mercury Pan-European Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

As of May 31, 2001

MERCURY MASTER PAN-EUROPEAN GROWTH PORTFOLIO

Assets:

Investments, at value (identified cost--$322,355,109)                    $322,098,768
Foreign cash                                                                   60,181
Receivables:
  Dividends                                             $   2,151,490
  Contributions                                             1,025,357       3,176,847
                                                        -------------
Prepaid expenses and other assets                                               1,907
                                                                        -------------
Total assets                                                              325,337,703
                                                                        -------------
-------------------------------------------------------------------------------------

Liabilities:

Payables:
  Custodian bank                                            2,714,731
  Withdrawals                                                 951,143
  Investment adviser                                          186,592
  Securities purchased                                         94,569       3,947,035
                                                        -------------
Accrued expenses and other liabilities                                        122,883
                                                                        -------------
Total liabilities                                                           4,069,918
                                                                        -------------
-------------------------------------------------------------------------------------

Net Assets:

Net assets                                                               $321,267,785
                                                                        =============
-------------------------------------------------------------------------------------

Net Assets Consist of:

Partners' capital                                                        $321,734,407
Unrealized depreciation on investments and
  foreign currency transactions--net                                         (466,622)
                                                                        -------------
Net assets                                                               $321,267,785
                                                                        =============
-------------------------------------------------------------------------------------

See Notes to Financial Statements.


                         May 31, 2001 (28) Mercury Pan-European Growth Fund

STATEMENT OF OPERATIONS

For the Year Ended May 31, 2001

MERCURY MASTER PAN-EUROPEAN GROWTH PORTFOLIO

Investment Income:

Dividends (net of $928,608 foreign withholding tax)                    $  6,904,357
Interest and discount earned                                                360,976
                                                                       ------------
Total income                                                              7,265,333
                                                                       ------------
-----------------------------------------------------------------------------------

Expenses:

Investment advisory fees                               $  3,259,020
Custodian fees                                              264,504
Accounting services                                         194,085
Professional fees                                            66,111
Trustees' fees and expenses                                  28,124
Pricing fees                                                  9,736
Other                                                        12,715
                                                       ------------
Total expenses                                                            3,834,295
                                                                       ------------
Investment income--net                                                    3,431,038
                                                                       ------------
-----------------------------------------------------------------------------------

Realized & Unrealized Loss on Investments &
Foreign Currency Transactions--Net:

Realized loss from:
  Investments--net                                      (11,124,702)
  Foreign currency transactions--net                       (335,422)    (11,460,124)
                                                       ------------
Change in unrealized appreciation/depreciation on:
  Investments--net                                      (79,604,546)
  Foreign currency transactions--net                        (95,771)    (79,700,317)
                                                       ----------------------------
Net Decrease in Net Assets Resulting from Operations                   $(87,729,403)
                                                                       ============
-----------------------------------------------------------------------------------

See Notes to Financial Statements.


                         May 31, 2001 (29) Mercury Pan-European Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

MERCURY MASTER PAN-EUROPEAN GROWTH PORTFOLIO

                                                                    For the Year Ended May 31,
                                                                  ------------------------------
Increase (Decrease) in Net Assets:                                     2001             2000
------------------------------------------------------------------------------------------------
Operations:

Investment income--net                                            $   3,431,038    $   3,946,912
Realized gain (loss) on investments and foreign
  currency transactions--net                                        (11,460,124)         119,853
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net                (79,700,317)      75,497,614
                                                                  ------------------------------
Net increase (decrease) in net assets resulting from operations     (87,729,403)      79,564,379
                                                                  ------------------------------
------------------------------------------------------------------------------------------------

Net Capital Contributions:

Decrease in net assets derived from net
  capital contributions                                            (107,647,652)    (116,116,372)
                                                                  ------------------------------
------------------------------------------------------------------------------------------------

Net Assets:

Total decrease in net assets                                       (195,377,055)     (36,551,993)
Beginning of year                                                   516,644,840      553,196,833
                                                                  ------------------------------
End of year                                                       $ 321,267,785    $ 516,644,840
                                                                  ==============================
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


                         May 31, 2001 (30) Mercury Pan-European Growth Fund

FINANCIAL HIGHLIGHTS

MERCURY MASTER PAN-EUROPEAN GROWTH PORTFOLIO

The following ratios have been derived from information provided in the financial statements.

                                                    For the
                                               Year Ended May 31,         For the Period
                                           --------------------------     Oct. 30, 1998+
                                              2001           2000         to May 31, 1999
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:

Expenses                                          .88%           .86%                .89%*
                                           ==============================================

Investment income--net                            .79%           .71%               1.88%*
                                           ==============================================
-----------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)   $   321,268    $   516,645         $   553,197
                                           ==============================================

Portfolio turnover                              42.67%         55.61%              18.95%
                                           ==============================================
-----------------------------------------------------------------------------------------

*     Annualized.
+     Commencement of operations.

      See Notes to Financial Statements.


                         May 31, 2001 (31) Mercury Pan-European Growth Fund

NOTES TO FINANCIAL STATEMENTS

MERCURY MASTER PAN-EUROPEAN GROWTH PORTFOLIO

(1)   Significant Accounting Policies:

      Mercury Master Pan-European Growth Portfolio (the "Portfolio") is part of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

      (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

      (b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

      o Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is


                         May 31, 2001 (32) Mercury Pan-European Growth Fund closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      o Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

      o Forward foreign exchange contracts--The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolio's records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts.

      o Foreign currency options and futures--The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

      (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

      (d) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Portfolio will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Portfolio. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends, and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.


                         May 31, 2001 (33) Mercury Pan-European Growth Fund

      (e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Portfolio will adopt the provisions to amortize all premiums and discounts on debt securities effective June 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Portfolio. As of May 31, 2001, no debt securities were held by the Portfolio.

      (f) Custodian Bank--The Portfolio recorded an amount payable to the custodian bank reflecting an overdraft that resulted from a timing difference of security transaction settlements.

(2)   Investment Advisory Agreement and Transactions with Affiliates:

      The Trust has entered into an Investment Advisory Agreement with Mercury Advisors, an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

      Mercury Advisors is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the average daily value of the Portfolio's net assets at the following annual rates:
      .75% of the Portfolio's average daily net assets not exceeding $500 million and .70% of average daily net assets in excess of $500 million. The Trust has entered into a Sub-Advisory Agreement with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to the Portfolio's daily cash assets. Mercury Advisors has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that Mercury Advisors actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

      Prior to January 1, 2001, FAM provided accounting services to the Portfolio at its cost and the Portfolio reimbursed FAM for these services. FAM continues to provide certain accounting services to the Portfolio. The Portfolio reimburses FAM at its cost for such services. For the year ended May 31, 2001, the Portfolio reimbursed FAM an aggregate of $126,023 for the above-described services. The Portfolio entered into an agreement


                         May 31, 2001 (34) Mercury Pan-European Growth Fund

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

      with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Portfolio. The Portfolio pays a fee for these services.

      In addition, MLPF&S received $60,828 in commissions on the execution of portfolio security transactions for the Portfolio for the year ended May 31, 2001.

      Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Advisors, FAM, PSI, and/or ML & Co.

(3)   Investments:

      Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2001, were $182,491,935 and $266,563,105, respectively.

      Net realized losses for the year ended May 31, 2001 and net unrealized losses as of May 31, 2001 were as follows:

                                              Realized              Unrealized
                                               Losses                 Losses
      --------------------------------------------------------------------------
      Long-term investments                 $(11,124,702)          $   (256,341)
      Foreign currency transactions             (335,422)              (210,281)
                                            -----------------------------------
      Total                                 $(11,460,124)          $   (466,622)
                                            ===================================
      --------------------------------------------------------------------------

      As of May 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $633,415, of which $36,834,904 related to appreciated securities and $37,468,319 related to depreciated securities. At May 31, 2001, the aggregate cost of investments for Federal income tax purposes was $322,732,183.

(4)   Short-Term Borrowings:

      On December 1, 2000, the Portfolio, along with certain other funds managed by Mercury Advisors and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Portfolio did not borrow under the facility during the year ended May 31, 2001.


                         May 31, 2001 (35) Mercury Pan-European Growth Fund

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Investors,
Mercury Master Pan-European Growth Portfolio
(One of the Series constituting Mercury Master Trust):

We have audited the accompanying statement of assets and liabilities of Mercury Master Pan-European Growth Portfolio, including the schedule of investments, as of May 31, 2001, the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Master Pan-European Growth Portfolio as of May 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
July 12, 2001


                         May 31, 2001 (36) Mercury Pan-European Growth Fund

MERCURY MASTER PAN-EUROPEAN GROWTH PORTFOLIO

INDUSTRY WEIGHTINGS RELATIVE TO THE MSCI EUROPE INDEX (UNAUDITED)

As of May 31, 2001                Portfolio Allocation  Index Allocation  Portfolio Versus Index
------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY
Auto Components                            0.0%                0.3%              -0.3
Automobiles                                0.0                 1.6               -1.6
Distributors                               0.0                 0.0                0.0
Hotels, Restaurants & Leisure              2.4                 1.2               +1.2
Household Durables                         0.7                 1.0               -0.3
Internet & Catalog Retail                  0.0                 0.2               -0.2
Leisure Equipment & Products               0.0                 0.1               -0.1
Media                                      3.9                 3.9                0.0
Multiline Retail                           0.5                 1.0               -0.5
Specialty Retail                           0.1                 0.5               -0.4
Textiles & Apparel                         1.8                 0.8               +1.0
------------------------------------------------------------------------------------------------
Total Consumer Discretionary               9.4                10.6               -1.2
------------------------------------------------------------------------------------------------
CONSUMER STAPLES
Beverages                                  1.4                 1.2               +0.2
Food & Drug Retailing                      2.8                 2.3               +0.5
Food Products                              3.4                 3.3               +0.1
Household Products                         0.0                 0.0                0.0
Personal Products                          1.2                 0.9               +0.3
Tobacco                                    0.0                 0.4               -0.4
------------------------------------------------------------------------------------------------
Total Consumer Staples                     8.8                 8.1               +0.7
------------------------------------------------------------------------------------------------
ENERGY
Energy Equipment & Services                0.0                 0.1               -0.1
Oil & Gas                                 11.9                 9.6               +2.3
------------------------------------------------------------------------------------------------
Total Energy                              11.9                 9.7               +2.2
------------------------------------------------------------------------------------------------
FINANCIALS
Banks                                     17.4                16.2               +1.2
Diversified Financials                     5.4                 2.5               +2.9
Insurance                                  5.3                 7.1               -1.8
Real Estate                                0.0                 0.5               -0.5
------------------------------------------------------------------------------------------------
Total Financials                          28.1                26.3               +1.8
------------------------------------------------------------------------------------------------
HEALTH CARE
Biotechnology                              0.0                 0.2               -0.2
Health Care Equipment & Supplies           0.0                 0.3               -0.3
Health Care Providers & Services           0.0                 0.2               -0.2
Pharmaceuticals                           12.1                10.7               +1.4
------------------------------------------------------------------------------------------------
Total Health Care                         12.1                11.4               +0.7
------------------------------------------------------------------------------------------------


                         May 31, 2001 (37) Mercury Pan-European Growth Fund

MERCURY MASTER PAN-EUROPEAN GROWTH PORTFOLIO (CONCLUDED)

As of May 31, 2001                Portfolio Allocation  Index Allocation  Portfolio Versus Index
------------------------------------------------------------------------------------------------
INDUSTRIALS
Aerospace & Defense                        0.0%                0.4%              -0.4
Air Freight & Couriers                     0.0                 0.3               -0.3
Airlines                                   0.0                 0.4               -0.4
Building Products                          0.0                 0.5               -0.5
Commercial Services & Supplies             3.4                 1.0               +2.4
Construction & Engineering                 0.0                 0.4               -0.4
Electrical Equipment                       0.6                 0.8               -0.2
Industrial Conglomerates                   1.9                 1.6               +0.3
Machinery                                  0.5                 1.0               -0.5
Marine                                     0.0                 0.4               -0.4
Road & Rail                                0.0                 0.1               -0.1
Trading Companies & Distributors           0.0                 0.1               -0.1
Transportation Infrastructure              0.0                 0.4               -0.4
------------------------------------------------------------------------------------------------
Total Industrials                          6.4                 7.4               -1.0
------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY
Communications Equipment                   4.3                 4.3                0.0
Computers & Peripherals                    0.0                 0.1               -0.1
Electronic Equipment & Instruments         0.0                 0.1               -0.1
Internet Software and Services             0.0                 0.1               -0.1
IT Consulting & Services                   0.6                 0.5               +0.1
Office Electronics                         0.0                 0.0                0.0
Semiconductor Equipment & Products         0.0                 0.9               -0.9
Software                                   2.9                 1.1               +1.8
------------------------------------------------------------------------------------------------
Total Information Technology               7.8                 7.1               +0.7
------------------------------------------------------------------------------------------------
MATERIALS
Chemicals                                  2.2                 2.0               +0.2
Construction Materials                     0.0                 1.0               -1.0
Containers & Packaging                     0.0                 0.1               -0.1
Metals & Mining                            0.0                 0.9               -0.9
Paper & Forest Products                    0.0                 0.3               -0.3
------------------------------------------------------------------------------------------------
Total Materials                            2.2                 4.3               -2.1
------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES
Diversified Telecommunication Services     5.5                 6.4               -0.9
Wireless Telecommunications Services       6.2                 4.3               +1.9
------------------------------------------------------------------------------------------------
Total Telecommunication Services          11.7                10.7               +1.0
------------------------------------------------------------------------------------------------
UTILITIES
Electric Utilities                         0.0                 2.7               -2.7
Gas Utilities                              0.0                 0.6               -0.6
Multi-Utilities                            1.9                 1.0               +0.9
Water Utilities                            0.0                 0.1               -0.1
------------------------------------------------------------------------------------------------
Total Utilities                            1.9                 4.4               -2.5
------------------------------------------------------------------------------------------------
CASH/CASH EQUIVALENT                      -0.3                 0.0               -0.3
------------------------------------------------------------------------------------------------
TOTAL                                    100.0%              100.0%
------------------------------------------------------------------------------------------------


                         May 31, 2001 (38) Mercury Pan-European Growth Fund

OFFICERS AND DIRECTORS

Jeffrey M. Peek, President and Director
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Terry K. Glenn, Director and Executive Vice President
Peter John Gibbs, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Robert E. Putney, III, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260


                         May 31, 2001 (39) Mercury Pan-European Growth Fund

[LOGO] Merrill Lynch  Investment Managers

MUTUAL            MANAGED              ALTERNATIVE               INSTITUTIONAL
FUNDS             ACCOUNTS             INVESTMENTS              ASSET MANAGEMENT

                               [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund seeks long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located in Europe. The Fund will seek to achieve its objective by investing all of its assets in Mercury Master Pan-European Growth Portfolio of Mercury Master Trust, which has the same investment objective as the Fund. The Fund's investment experience will correspond to the investment experience of the Portfolio.

Mercury Pan-European Growth Fund
of Mercury Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper            #MERCPAN--5/01